Supplement to the
Fidelity® Select Portfolios®
July 31, 2001
Prospectus

The following information replaces the similar information found in the first paragraph under the heading "Principal Investment Risks" on page 64.

Many factors affect the fund's performance. The fund's yield will change daily based on changes in interest rates and other market conditions. Although the fund is managed to maintain a stable $1.00 share price, there is no guarantee that the fund will be able to do so. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of the fund's investments could cause the fund's share price to decrease.

The following information replaces similar information found in the "Fund Management" section beginning on page 73.

Chris Bartel is manager of Networking and Infrastructure, which he has managed since February 2002. Since joining Fidelity in 1999 Mr. Bartel has worked as a research analyst and manager.

Steve Calhoun is manager of Medical Equipment and Systems, which he has managed since January 2002. Since joining Fidelity in 1994, Mr. Calhoun has worked as a research analyst and manager.

Jeffrey Feingold is manager of Financial Services and Home Finance, which he has managed since October 2001 and January 2001, respectively. He also manages other Fidelity funds. Since joining Fidelity in 1997, Mr. Feingold has worked as a research analyst and manager.

Valerie Friedholm is manager of Construction and Housing and Environmental, which she has managed since January 2002 and July 2001, respectively. Since joining Fidelity in 2000, Ms. Friedholm has worked as a research analyst and manager.

Brian Hanson is manager of Retailing, which he has managed since February 2002. Since joining Fidelity in 1996, Mr. Hanson has worked as a research analyst and manager.

Charles Hebard is manager of Energy Service and Leisure, which he has managed since February 2002 and January 2001, respectively. Since joining Fidelity in 1998, Mr. Hebard has worked as a research analyst and manager.

Peter Hirsch is manager of Banking, which he has managed since February 2002. Since joining Fidelity in 1998, Mr. Hirsch has worked as a research analyst and manager.

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Sonu Kalra is manager of Technology, which he has managed since February 2002. Since joining Fidelity in 1998, Mr. Kalra has worked as a research analyst and manager.

Heather Lawrence is manager of Transportation, which she has managed since December 2001. Since joining Fidelity in 2001, Ms. Lawrence has worked as an analyst and manager.

Samuel Peters is manager of Electronics, which he has managed since February 2002. Since joining Fidelity in 1998, Mr. Peters has worked as a research analyst and manager.

Vincent Rivers is manager of Paper and Forest Products, which he has managed since October 2001. Since joining Fidelity in 2000, Mr. Rivers has worked as a research analyst and manager.

Joshua Spencer is manager of Brokerage and Investment Management, which he has managed since January 2002. Since joining Fidelity in August 2000, Mr. Spencer has worked as a research analyst and manager.

Christian Zann is manager of Computers and Software and Computer Services, which he has managed since February 2002 and December 2001, respectively. Since joining Fidelity in 1996, Mr. Zann has worked as a research analyst and manager.

Effective March 1, 2002, the following information replaces similar information found in the "Fund Management" section beginning on page 73.

Gavin Baker is manager of Pharmaceuticals, which he has managed since March 2002. Since joining Fidelity in 1999, Mr. Baker has worked as a research analyst and manager.

Robert Bao is manager of Environmental, which he has managed since March 2002. Since joining Fidelity in 1997, Mr. Bao has worked as a research analyst and manager.

Steve Calhoun is manager of Health Care and Medical Equipment and Systems, which he has managed since March 2002 and January 2002, respectively. Since joining Fidelity in 1994, Mr. Calhoun has worked as a research analyst and manager.

Valerie Friedholm is manager of Construction and Housing, which she has managed since January 2002. Since joining Fidelity in 2000, Ms. Friedholm has worked as a research analyst and manager.

Brian Hanson is manager of Consumer Industries and Retailing, which he has managed since March 2002 and February 2002, respectively. Since joining Fidelity in 1996, Mr. Hanson has worked as a research analyst and manager.

Charles Hebard is manager of Energy Service, which he has managed since February 2002. Since joining Fidelity in 1998, Mr. Hebard has worked as a research analyst and manager.

Brian Kennedy is manager of Multimedia, which he has managed since March 2002. Since joining Fidelity in 1997, Mr. Kennedy has worked as a research analyst and manager

Ted Orenstein is manager of Industrial Equipment, which he has managed since March 2002. Since joining Fidelity in 1998, Mr. Orenstein has worked as a research analyst.

Shep Perkins is manager of Developing Communications, Utilities Growth, and Wireless which he has managed since June 2001, March 2002, and September 2000, respectively. He also manages other Fidelity funds. Since joining Fidelity Investments in 1997, Mr. Perkins has worked as a research analyst and manager.

John Porter is manager of Energy and Natural Resources, both of which he has managed since March 2002. He also manages other Fidelity funds. Since joining Fidelity in 1995, Mr. Porter has worked as a research analyst and manager.

Andraz Razen is manager of Biotechnology, which he has managed since March 2002. He also manages another Fidelity fund. Since joining Fidelity in 1998, Mr. Razen has worked as a research analyst and manager.

John Roth is manager of Chemicals, which he has managed since March 2002. Since joining Fidelity in 1999, Mr. Roth has worked as a research analyst and manager.

Alexander Sacerdote is manager of Leisure, which he has managed since March 2002. Since joining Fidelity in 1999, Mr. Sacerdote has worked as an analyst and manager.

Brian Younger is manager of Telecommunications, which he has managed since March 2002. Since joining Fidelity in June 1995, Mr. Younger has worked as a research analyst and manager.

Jonathan Zang is manager of Medical Delivery, which he has managed since March 2002. Since joining Fidelity in 1997, Mr. Zang has worked as a research analyst and manager.